SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2007

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 31, 2007, Beckman Coulter received a communication dated May 31, 2007 from Dr. Risa Lavizzo-Mourey notifying the Company that she was resigning from Beckman Coulter’s Board of Directors effective June 1, 2007.

Item 8.01 Other Events

On June 4, 2007, Beckman Coulter issued the attached press release regarding the resignation of Dr. Lavizzo-Mourey.

Item 9.01 – Financial Statements and Exhibits

Exhibit 99.1 – Press Release dated June 4, 2007.

EXHIBIT INDEX

Exhibits

99.1	Press Release dated June 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007

BECKMAN COULTER, INC.

By:	/s/ JACK E. SOROKIN
Name:	Jack E. Sorokin
Title:	Deputy General Counsel